UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                             CURRENT REPORT Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


     Date of report (Date of earliest event reported) April 18, 2005

                               WESTWOOD ONE, INC.
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             (Exact Name of Registrant as Specified in Its Charter

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

           0-13020                                        95-3980449
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  (Commission File Number)                     (IRS Employer Identification No.)


40 West 57th Street, 5th Floor, New York, NY                            10019
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  (Address of Principal Executive Offices)                           (Zip Code)

                                 (212) 641-2000
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02(c)  Departure  of  Directors  or  Principal   Officers;   Election  of
              Directors; Appointment of Principal Officers

     On April 18, 2005, Westwood One, Inc. (the "Company") announced that Charles I. Bortnick, 51, and Peter Kosann, 35, have been appointed Co-Chief Operating Officers of the Company. Attached hereto as Exhibit 99.1 is a press release issued by Westwood One, Inc. on April 18, 2005, which is incorporated herein by reference. Information with respect to Mr. Bortnick's and Mr. Kosann's current terms of employment is contained in their employment agreements, which were filed as exhibits to the Company's Annual Report on Form 10-K for the year ended December 31, 2004, and is incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits

     The following is a list of exhibits filed as part of this Form 8-K:



Exhibit No.    Description of Document

     99.1      Press Release issued by Westwood One, Inc. on April 18, 2005


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                                   SIGNATURE

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Date:  April 22, 2005                           /S/ ANDREW ZAREF
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                                                Andrew Zaref
                                                Chief Financial Officer

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